                                                                    Exhibit 99.1

         GENERAL MOTORS VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL

Shares of GM $1 2/3 par value common stock owned by you:                    (8)[BOX] Mark this box if your $1 2/3 par value common
                                                                                     stock certificates which you wish to tender in
(1) in certificate form:                                                             the Exchange Offer have been lost, destroyed,
                                                                                     mutilated or stolen. Then, complete Box A on
(2) in GM's Dividend and Cash Investment Plan or in book-entry form:                 the back of this Letter of Transmittal.
                                                                                     Please refer to Instruction VI.
(3) Total of (1) and (2) above:
                                                                            (9)[BOX] Mark this box to provide special issuance or
(4) Taxpayer Identification Number:                                                  delivery instructions for the shares and/or
                                                                                     cash to which you may be entitled and complete
(5) If the Taxpayer Identification Number listed above is incorrect, please          pages 12 through 14, as applicable, of the
    provide your corrected Taxpayer Identification Number                            Instructions to the Letter of Transmittal.
    here:________________________ (Please refer to Guidelines for
    Certification of Taxpayer Identification Number on                      Under penalties of perjury, I certify that:
    Substitute Form W-9 and, if applicable, complete Box B on the              (i)  The number shown in (4) above, or if corrected
    back of this Letter of Transmittal)                                             in (5)  above, is my correct Taxpayer Identifi-
(6)[BOX] Mark this box if you wish to tender all of your GM $1 2/3 par              cation Number (or I am waiting for a Taxpayer
         value common stock in exchange for GM Class H common stock.                Identification Number to be issued to me); and
         Please refer to Instruction I.
                                                                               (ii) I am not subject to backup withholding
(7)[BOX] Mark this box if you wish to tender some, but not all, of your             either because I am exempt from backup with-
         shares. Indicate the number of shares of GM $1 2/3 par value               holding or I have not been notified by the
         common stock you wish to tender:____________________.                      Internal Revenue Service ("IRS") that I am
         Please refer to Instruction I and Instruction II.                          subject to backup withholding as a result of a
You must mark either Box (6) or (7) to participate in the Exchange Offer.           failure to report all interest or dividends, or
                                                                                    the IRS has notified me that I am no longer
                                                                                    subject to backup withholding.

                                                                            The IRS does not require your consent to any provision
                                                                            of this document other than the certifications required
                                                                            to avoid backup withholding.

                                                                            You must cross out (ii) above if you have been notified
                                                                            by the IRS that you are subject to backup withholding
                                                                            because of underreporting interest or dividends on your
                                                                            tax return. However, if after being notified by the IRS
                                                                            that you were subject to backup withholding you
                                                                            received another notification from the IRS that you
                                                                            are no longer subject to backup withholding, do not
                                                                            cross out (ii).

                                                                            Required Information (Please refer to Instruction III
                                                                            and, if applicable, complete Box C on the back of this
                                                                            Letter of Transmittal):

                                                                            _______________________________________________
                                                                            Signature of Owner                       (Date)

                                                                            _______________________________________________
                                                                            Signature of Co-owner, if any            (Date)

                                                                            ___________________________    _________________________
                                                                                Daytime Telephone #           Evening Telephone #

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                     (Detach Form Before Mailing)

           Please read the Instructions to the Letter of Transmittal
                 (blue pamphlet) before completing this form.

By signing above:

 . I certify that I have read and understand the Instructions to the Letter of Transmittal.

 . I certify that all of the provisions set forth under "Representations, Warranties and Agreements By Tendering Stockholders" in the Instructions to the Letter of Transmittal are true and correct with respect to me or with respect to the beneficial owner of the shares tendered hereby, and that, by signing above, the tendering stockholder is making these representations and warranties to GM and agreeing to the terms and conditions of the Exchange Offer.

 . I certify that (i) I am eligible to participate in the Exchange Offer, and
  (ii) if I am tendering shares on behalf of a beneficial owner, to the best of my knowledge, such person is eligible to participate in the Exchange Offer.

                                     Box A
      LOST, DESTROYED, MUTILATED OR STOLEN $1 2/3 PAR VALUE COMMON STOCK
                                 CERTIFICATES

 By signing the front of this Letter of Transmittal, I certify that I am the lawful owner of the shares described on the front of this Letter of Transmittal. If I have filled out the surety bond calculation below, I have made a diligent search for the certificate(s), and I have been unable to find it (them) or it (they) have been destroyed, mutilated or stolen. I hereby agree (for myself, my heirs, assigns and personal representatives), in consideration of the exchange of the shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the "Surety"), EquiServe Trust Company, Fleet National Bank, General Motors and their respective affiliates (collectively, the "Obligees') from and against all losses, costs and damages which they may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal is delivered to accompany Bond of Indemnity # 5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) or it (they) is (are) otherwise recovered at any time.

 Surety Bond Calculation:                            X     $1.60    =$
  (Minimum Premium of $20.00) ----------------------- --------------  --------
                                 # of Shares Lost,       Insurance      Total
                              Destroyed, Mutilated or   Premium per    Premium
                                       Stolen              Share         Due

 Please make your check (minimum amount of $20.00) payable to SAFECO Surety Company and enclose with this Letter of Transmittal. We will not be able to complete your exchange without this premium.
-------------------------------------------------------------------------------
          Box B                    Box C                    Box D
 Certification of Payee     Medallion Signature      Guaranteed Delivery
        Awaiting                 Guarantee            (Please refer to
        Taxpayer             (Please refer to          Instruction I)
  Identification Number      Instruction III)
    (Please refer to
     Instruction IX)
-------------------------------------------------------------------------------
 I certify under          For use by eligible      If tendered shares of
 penalties of perjury,    institutions only.       $1 2/3 par value
 that a Taxpayer          Place Medallion          common stock are being
 Identification Number    Guarantee in space       delivered pursuant to
 has not been issued to   below.                   a notice of guaranteed
 me, and that I mailed                             delivery, provide the
 or delivered an                                   following information.
 application to receive
 a Taxpayer
 Identification Number
 to the appropriate IRS
 Center or Social
 Security
 Administration Office
 (or I intend to mail
 or deliver an
 application in the
 near future). I
 understand that if I
 do not provide a
 Taxpayer
 Identification Number
 within 60 days, 31% of
 all reportable
 payments made to me
 thereafter will be
 withheld until I
 provide a number.
                                                     ----------------------
                                                     ----------------------
                                                      Name(s) of registered
                                                      holder(s)
                                                     -----------------------
                                                       Date of execution of
 -----------------------  ------------------------     notice of guaranteed
 (Signature)      (Date)   (Signature of Current             delivery
                           Owner)          (Date)     ----------------------
                           -----------------------      Name of institution
                           (Signature of Co-(Date)        that guaranteed
                           Owner, if any)  (Date)            delivery

-------------------------------------------------------------------------------
 Box E--Designation of Broker: If your broker has been instrumental in this tender, provide the following information.

 Name of your brokerage firm: ________ Your brokerage account #: __________
                      (Please refer to Instruction VIII)

-------------------------------------------------------------------------------

     If you elect to participate in the Exchange Offer and your shares of GM $1 2/3 par value common stock are held in certificate form, you must return the stock certificate(s) with your completed Letter of Transmittal and any other required documents to one of the addresses below prior to the Expiration Date.

                               MAILING ADDRESSES

 By Mail:                     By Overnight Courier:    By Hand:

 Fleet National Bank          Fleet National Bank      Securities Transfer
 Attn: Corporate Actions      Attn: Corporate          & Reporting
 P.O. Box 9573                Actions                  Services, Inc.
 Boston, MA 02205-9573        40 Campanelli Drive      c/o Fleet National
                              Braintree, MA 02184      Bank/Equiserve
                                                       100 William Street,
                                                       Galleria
                                                       New York, NY 10038
                                                       Attn: Delivery Window


     Delivery of the Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent.

     If you send certificate(s) representing shares of $1 2/3 par value common stock tendered with the Letter of Transmittal by mail, it is recommended that you use registered mail insured for 2% of the market value ($20.00 minimum), return receipt requested.

                          General Motors Corporation

                                 INSTRUCTIONS
                                    TO THE
                             LETTER OF TRANSMITTAL


                              THE EXCHANGE OFFER
                             AND WITHDRAWAL RIGHTS
                                WILL EXPIRE AT

       12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MAY 19, 2000,
                           UNLESS OTHERWISE EXTENDED

   Each stockholder who signs the accompanying Letter of Transmittal agrees and acknowledges that he or she has received the Offering Circular-Prospectus dated April 24, 2000 (the "Offering Circular-Prospectus") of General Motors Corporation, a Delaware corporation ("GM"), the one-page Letter of Transmittal (on white paper) and these Instructions to the Letter of Transmittal, which together constitute GM's offer (the "Exchange Offer") to exchange 1.065 shares of Class H common stock for each share of $1 2/3 par value common stock validly tendered in the Exchange Offer, up to an aggregate of 86,396,977 shares of $1 2/3 par value common stock validly tendered and exchanged.

   Capitalized terms used but not defined herein or in the Letter of Transmittal have the meanings given to them in the Offering Circular-Prospectus. Each stockholder who has completed, executed and delivered a Letter of Transmittal agrees that he or she has indicated therein the action such stockholder desires to take with respect to the Exchange Offer.

   These Instructions to the Letter of Transmittal consist of three principal parts:

  (1) certain representations, warranties and agreements that tendering stockholders will be making to GM;

  (2) instructions intended to assist tendering stockholders in completing the Letter of Transmittal and explain certain terms and conditions of the Exchange Offer; and

  (3) special issuance instructions to be issued to GM if tendering stockholders wish to have shares of Class H common stock, $1 2/3 par value common stock or cash instead of fractional shares either credited to someone other than the tendering stockholder and special delivery instructions to be issued to GM if tendering stockholders wish to have cash instead of fractional shares sent to a different address.

   You should read these Instructions to the Letter of Transmittal very carefully before you complete the Letter of Transmittal.


 DO NOT COMPLETE OR RETURN THE LETTER OF TRANSMITTAL IF YOUR SHARES ARE HELD IN AN ACCOUNT WITH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, EMPLOYEE BENEFIT PLAN SPONSORED BY GM OR OTHER NOMINEE AND ARE NOT CERTIFICATED IN YOUR NAME. THIS LETTER OF TRANSMITTAL IS BEING SUPPLIED FOR YOUR INFORMATION ONLY BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE EXCHANGE OFFER. THE INSTITUTION HOLDING YOUR SHARES WILL SUPPLY YOU WITH SEPARATE INSTRUCTIONS REGARDING THE TENDER OF YOUR SHARES.

                  REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                           BY TENDERING STOCKHOLDERS

   The Offering Circular-Prospectus dated April 24, 2000, of General Motors Corporation ("GM"), the Letter of Transmittal and these Instructions to the Letter of Transmittal together constitute GM's offer (the "Exchange Offer") to exchange up to 92,012,781 shares of Class H common stock for shares of $1 2/3 par value common stock that are validly tendered by the Expiration Date (as defined below) and not withdrawn or deemed withdrawn, at an exchange ratio of
1.065 shares of Class H common stock for each share of $1 2/3 par value common stock tendered, upon the terms and subject to the conditions set forth herein, in the Letter of Transmittal and in the Offering Circular-Prospectus. See "Summary" and "The Exchange Offer" in the Offering Circular-Prospectus.

   The Exchange Offer and withdrawal rights will expire at 12:00 Midnight, New York City time, on Friday, May 19, 2000 (the "Expiration Date"), unless extended in accordance with applicable law and the terms of the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date at which the Exchange Offer, as extended, shall expire. We sometimes refer to holders of shares of $1 2/3 par value common stock in this Letter of Transmittal as "stockholders."

   Each stockholder who tenders his or her shares in the Exchange Offer ("you"), whether pursuant to the letter of transmittal or otherwise, makes the following representations and warranties to GM and agrees to the following:

  A. Upon the terms and subject to the conditions of the Exchange Offer, you tender to GM the shares of $1 2/3 par value common stock described in Item O 6 or Item O 7 of the Letter of Transmittal. Subject to, and effective upon, the acceptance by GM for exchange of such tendered shares of $1 2/3 par value common stock, you hereby assign and transfer to GM, or upon its order, all right, title and interest in and to such shares. You irrevocably constitute and appoint Fleet National Bank (the "Exchange Agent") as your true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as GM's agent) with respect to such tendered shares of $1 2/3 par value common stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest):

    (1) to deliver stock certificates representing such tendered shares of $1 2/3 par value common stock or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to you or upon your order, upon receipt by the Exchange Agent, as your agent, of shares of Class H common stock, to which you are entitled upon the acceptance by GM for exchange of such tendered shares of $1 2/3 par value common stock;

    (2) to present certificate(s) representing, or other evidence of ownership of, such tendered shares of $1 2/3 par value common stock for transfer on GM's stock transfer books; and

    (3) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and conditions of the Exchange Offer. If your tendered shares of $1 2/3 par value common stock are accepted by GM for exchange, you will be entitled to receive book-entry credit representing shares of Class H common stock received in the exchange offer.

  B. You represent and warrant to GM that you have full power and authority to tender, assign and transfer the shares of $1 2/3 par value common stock that you have tendered and that when such shares are accepted by GM for exchange pursuant to the Exchange Offer, GM will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of $1 2/3 par value common stock will be subject to any adverse claim if and when GM accepts such shares for exchange. You will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or GM to be necessary or desirable to complete the assignment and transfer of the shares of $1 2/3 par value common stock that you have tendered. All authority conferred or agreed to be conferred in the tender and these Instructions to the Letter of Transmittal and all of your obligations thereunder and hereunder shall be binding upon your successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive your death or incapacity. The tender made in the exchange offer may be withdrawn only in accordance with the procedures set forth in the Offering Circular-Prospectus and these Instructions to the Letter of Transmittal.

  C. You understand that the maximum number of shares of $1 2/3 par value common stock which will be accepted by GM for exchange will be that number of shares which, when multiplied by the exchange ratio, equals 92,012,781 shares of Class H common stock. You also understand that if more than such maximum number of shares of $1 2/3 par value common stock are tendered at the exchange ratio, the Exchange Offer will be oversubscribed, and shares of $1 2/3 par value common stock tendered at the exchange ratio will be subject to proration in accordance with the terms set forth in the Offering Circular-Prospectus at "The Exchange Offer--Terms of the Exchange Offer," except for certain odd-lot tenders as described in the Offering Circular-Prospectus under "The Exchange Offer--Proration; Tenders for Exchange by Holders of Fewer Than 100 Shares of $1 2/3 Par Value Common Stock." You understand that, upon acceptance by GM of the shares of $1 2/3 par value common stock that you have tendered, you will be deemed to have accepted the shares of Class H common stock exchanged therefor and will be deemed to have relinquished all rights with respect to the shares of $1 2/3 par value common stock accepted by GM for exchange.

  D. You recognize that, under certain circumstances and subject to certain conditions to the Exchange Offer (which GM may waive in its sole and absolute discretion) set forth in the Offering Circular-Prospectus, GM may not be required to accept for exchange any of the shares of $1 2/3 par value common stock that you have tendered (including any shares of $1 2/3 par value common stock tendered after the Expiration Date). Your tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular-Prospectus at "The Exchange Offer--Withdrawal Rights" and in these Instructions to the Letter of Transmittal. Shares of $1 2/3 par value common stock delivered to the Exchange Agent and not accepted by GM for exchange will be credited to you and a confirmation will be mailed to you as promptly as reasonably practicable following expiration or termination of the Exchange Offer at the address for you set forth on the front of the Letter of Transmittal.

  E. Unless otherwise indicated in the box entitled "Special Issuance Instructions" on page 12 of these Instructions to the Letter of Transmittal, you hereby request that GM credit or pay, as applicable (1) the shares of Class H common stock to which you are entitled, (2) if applicable, the shares of $1 2/3 par value common stock not tendered by you or any tendered shares that are not accepted by GM for exchange, and
     (3) if applicable, any cash received by you instead of fractional shares of Class H common stock, in each case in the name(s) of, or payable to, as applicable, the registered holder(s) set forth on the front of the Letter of Transmittal. If the box entitled "Special Issuance Instructions" on page 12 of these Instructions to the Letter of Transmittal is completed, you hereby request that GM credit in the name of or pay to, as applicable, the person(s) so indicated in such box, (1) the shares of Class H common stock to which you are entitled, (2) if applicable, the shares of $1 2/3 par value common stock not tendered by you or any tendered shares that are not accepted by GM for exchange, and
     (3) if applicable, any cash received instead of fractional shares of Class H common stock. You recognize that GM has no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of $1 2/3 par value common stock from the name of the registered holder(s) if GM does not accept such shares for exchange.

  F. You recognize that the confirmation of shares of Class H common stock to which you are entitled and, if applicable, the confirmation of shares of $1 2/3 par value common stock not tendered by you or not accepted by GM for exchange will be sent to the address of the registered holder set forth on the front of the Letter of Transmittal. Unless otherwise indicated in the box entitled "Special Delivery Instructions" on page 14 of these Instructions to the Letter of Transmittal, you request that GM mail, if applicable, the payment of cash instead of fractional shares of Class H common stock to the address(es) of the registered holder(s) set forth on the front of the Letter of Transmittal. If the box entitled "Special Delivery Instructions" on page 14 of these Instructions to the Letter of Transmittal is completed, you hereby request that GM mail any payment of cash instead of fractional shares of Class H common stock to the address that you indicate in such box.

  G. You understand that any shares of $1 2/3 par value common stock delivered by book-entry transfer that are not tendered or any shares tendered with the Letter of Transmittal that are delivered by book-entry transfer and are not accepted by GM for exchange, if applicable, will be credited to the applicable account at the Book-Entry Transfer Facility.

  H. By signing the Letter of Transmittal, you understand that the delivery and surrender of the shares of $1 2/3 par value common stock that you have tendered is not effective, and the risk of loss of the shares of $1 2/3 par value common stock (including shares of $1 2/3 par value common stock tendered herewith) does not pass to the Exchange Agent, until actual receipt by the Exchange Agent of the Letter of Transmittal (or a manually signed facsimile), duly completed and signed, or an agent's message (as defined in the Offering Circular-Prospectus at "The Exchange Offer--Procedures for Tendering Shares of $1 2/3 Par Value Common Stock") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to GM and any other required documents. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance by GM for exchange of any tender of shares of $1 2/3 par value common stock will be determined by GM in its sole and absolute discretion and such determination shall be final and binding upon all tendering holders of $1 2/3 par value common stock.

  I. You understand that a tender of shares of $1 2/3 par value common stock made pursuant to any method of delivery set forth in the Offering Circular-Prospectus and acceptance by GM for exchange of such shares pursuant to the procedures described in the Offering Circular-Prospectus at "The Exchange Offer--Procedures for Tendering Shares of $1 2/3 Par Value Common Stock" and in these Instructions to the Letter of Transmittal will constitute a binding agreement between you and GM upon the terms and subject to the conditions of the Exchange Offer, including your representation that (1) you own the shares of $1 2/3 par value common stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (2) the tender of such shares of $1 2/3 par value common stock complies with Rule 14e-4, and (3) you have not received the Offering Circular-Prospectus or other materials related to the Exchange Offer in, and are not tendering your shares of $1 2/3 par value common stock from, France or Japan. For more information regarding matters relevant to holders in foreign jurisdictions, we urge you to read carefully "The Exchange Offer-- Certain Matters Relating to Foreign Jurisdictions" in the Offering Circular-Prospectus.

  J. You represent and warrant to GM that, if all of the shares of $1 2/3 par value common stock that you wish to tender in the Exchange Offer are accepted by GM in exchange for Class H common stock, (1) you will not beneficially own 5% or more of the total voting power or total value of the outstanding Class H common stock after the Exchange Offer is completed or (2) you have contacted General Motors Corporation, Stockholder Services, Mail Code 482-C38-B71, 300 Renaissance Center, P.O. Box 300 Detroit, MI 48265-3000 (telephone: (313) 667-1500) prior to the Expiration Date indicating that you will beneficially own 5% or more of the total voting power or total value of the outstanding Class H common stock after the Exchange Offer is completed.

             INSTRUCTIONS FOR COMPLETING THE LETTER OF TRANSMITTAL

    Please Read All of These Instructions (Which Form Part of the Terms and Conditions of the Exchange Offer) Carefully Before Completing the Letter of
                                  Transmittal

   The Letter of Transmittal is to be used if:

  . you are forwarding certificate(s) representing shares of $1 2/3 par value common stock along with the Letter of Transmittal;

  . you are making tenders of shares of $1 2/3 par value common stock held in GM's Dividend and Cash Investment Plan or held on your behalf by GM's transfer agent in book-entry form under the Direct Registration System;

  . you are using guaranteed delivery procedures, according to the procedures set forth in the Offering Circular-Prospectus at "The Exchange Offer-- Guaranteed Delivery Procedures;"or

  . you are making tenders by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, unless an agent's message is utilized.

   Delivery of documents to The Depository Trust Company does not constitute delivery to the Exchange Agent.

   You must follow these Instructions to the Letter of Transmittal in completing the Letter of Transmittal. Your broker can assist you in completing the Letter of Transmittal. Questions and requests for assistance or for additional copies of the Offering Circular-Prospectus, the Letter of Transmittal, these Instructions to the Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may also be directed to Morrow & Co., Inc. (the "Information Agent") at (877) 816-5329 (toll free) in the United States or at (212) 754-8000 (collect) elsewhere. See Instruction XI.

Important: The Letter of Transmittal or a manually signed facsimile copy thereof, together with shares of $1 2/3 par value common stock and all other required documents or a Notice of Guaranteed Delivery, must be received by the Exchange Agent on or prior to the Expiration Date.

   Instruction I: Delivery of the Letter of Transmittal and $1 2/3 Par Value Common Stock Certificate(s) or Book-Entry Confirmations


 BY SIGNING THE LETTER OF TRANSMITTAL AND DELIVERING IT AND, IF APPLICABLE, THE CERTIFICATE(S) FOR $1 2/3 PAR VALUE COMMON STOCK TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE, YOU WILL BE DEEMED TO HAVE TENDERED THE SHARES OF $1 2/3 PAR VALUE COMMON STOCK INDICATED IN ITEM O 6 OR ITEM O 7 OF THE LETTER OF TRANSMITTAL.

   **The number of shares listed in Item O 1 , Item O 2 and Item O 3 of the Letter of Transmittal were determined as of recent date. If you have acquired or disposed of shares of $1 2/3 par value common stock since such date, your holdings of $1 2/3 par value common stock may differ from the amounts listed in Item O 1 , Item O 2 and Item O 3 of the Letter of Transmittal. If you indicate in Item O 6 of the Letter of Transmittal that you wish to tender all of your shares of $1 2/3 par value common stock, all shares which you hold upon the completion of the Exchange Offer will be tendered regardless of the amounts listed in Item O 1 , Item O 2 and Item O 3 of the Letter of Transmittal.

 Who Should Complete the Letter of Transmittal

   You should complete the Letter of Transmittal if:

  . you are making tenders of shares of $1 2/3 par value common stock held in GM's Dividend and Cash Investment Plan or held on your behalf by GM's transfer agent in book-entry form under the Direct Registration System pursuant to the procedures set forth in the Offering Circular--Prospectus at "The Exchange Offer--Procedures for Tendering Shares of $1 2/3 Par Value Common Stock;"

  . you are tendering shares of $1 2/3 par value common stock pursuant to the guaranteed delivery procedures set forth in the Offering Circular-- Prospectus at "The Exchange Offer--Guaranteed Delivery Procedures;" or

  . you are tendering certificate(s) representing your shares of $1 2/3 par value common stock with the Letter of Transmittal or, unless an agent's message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company set forth in the Offering Circular-- Prospectus at "The Exchange Offer--Procedures for Tendering Shares of $1 2/3 Par Value Common Stock."

   The certificate(s) representing shares of $1 2/3 par value common stock tendered with the Letter of Transmittal, or confirmation of any book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of shares of $1 2/3 par value common stock tendered electronically, as well as a properly completed and duly executed copy of the Letter of Transmittal or a manually signed facsimile copy thereof, or an agent's message, in connection with the book-entry transfer of shares, and any other documents required by the Letter of Transmittal or these Instructions to the Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date.

 Delivery of the Letter of Transmittal

   THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, ANY CERTIFICATE(S) REPRESENTING SHARES OF $1 2/3 PAR VALUE COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF $1 2/3 PAR VALUE COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL ARE SENT BY MAIL, IT IS RECOMMENDED THAT TENDERING STOCKHOLDERS USE REGISTERED MAIL INSURED FOR 2% OF THE MARKET VALUE ($20.00 MINIMUM), RETURN RECEIPT REQUESTED, AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT BY THE EXPIRATION DATE.

   DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

 No Alternative, Conditional or Contingent Tenders

   No alternative, conditional or contingent tenders will be accepted for exchange in the Exchange Offer. All of you, as tendering stockholders, by execution of the Letter of Transmittal or a manually signed facsimile thereof, waive any right to receive any notice of the acceptance by GM of their shares of $1 2/3 par value common stock for exchange.

 Shares Held by Brokers, Dealers, Commercial Banks, Trust Companies or Employee Benefit Plans

   If your shares of $1 2/3 par value common stock are held in an account with a broker, dealer, commercial bank, trust company, employee benefit plans sponsored by GM (or a subsidiary) or other nominee and you wish to tender all or part of those shares, do not complete and return the Letter of Transmittal to the Exchange Agent. The institution holding your shares will supply you with separate instructions regarding the tender of your shares. If you have not received instructions regarding the tender of your shares, please contact the institution holding your shares.

 Guaranteed Delivery Procedures

   If the stock certificate(s) representing your shares of $1 2/3 par value common stock are not immediately available to you or you cannot complete the procedure for delivery by book-entry transfer on a timely basis or you cannot deliver your certificate(s), and all other required documents to the Exchange Agent prior to the Expiration Date, you may tender your shares of $1 2/3 par value common stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular-Prospectus at "The Exchange Offer--Guaranteed Delivery Procedures."

   Pursuant to the guaranteed delivery procedure:

      (1) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution");

      (2) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by GM; if a form other than the one provided by GM is used, it must set forth the name and address of the holder and the number of shares of $1 2/3 par value common stock tendered, state that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of $1 2/3 par value common stock accompanied by all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

      (3) the certificate(s) representing the shares of $1 2/3 par value common stock tendered herewith (or a confirmation of a book-entry transfer of such shares of $1 2/3 par value common stock into the Exchange Agent's account at the Book-Entry Transfer Facility as described above), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees, or an agent's message in connection with a book-entry transfer, and any other documents required hereby, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Offering Circular-Prospectus at "The Exchange Offer--Guaranteed Delivery Procedures."

 Validity, Form, Eligibility, Acceptance and Withdrawal of Tenders Determined in GM's Sole and Absolute Discretion

   All questions as to the validity, form, eligibility (including time of receipt), acceptance by GM and withdrawal of tendered shares of $1 2/3 par value common stock will be determined by GM in its sole and absolute discretion. GM's determination shall be final and binding on all tendering stockholders. GM reserves the right to reject any or all tenders of shares of $1 2/3 par value common stock determined by it not to be in proper form or the acceptance by GM of which may, in the opinion of GM's counsel, be unlawful. GM also reserves the right to waive any defect or irregularity in any tender of shares of $1 2/3 par value common stock. All tendering stockholders, by executing of the Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive notice of the acceptance by GM of their shares of $1 2/3 par value common stock for exchange.

   GM reserves the right to request any additional information from any registered or beneficial owner of shares of $1 2/3 par value common stock that GM in its sole and absolute discretion determines necessary or desirable.

   None of GM, Hughes, the Exchange Agent, the Information Agent, the Dealer Manager, the Marketing Manager or any other person shall be under any duty to give notification of any defect or irregularity in any tender, or incur any liability for failure to give any such notification. See "The Exchange Offer-- GM's Interpretations are Binding" in the Offering Circular-Prospectus.

   Instruction II: Partial Tenders; Withdrawals

 Partial Tenders

   If you wish to tender less than all the shares of $1 2/3 par value common stock represented by any certificate(s) or held in the Dividend and Cash Investment Plan or in book-entry form, you should check Item O 7 of the Letter of Transmittal and fill in the number of shares to be tendered in the space provided next to Item O 7 . Shares not tendered will be credited to a book-entry account maintained by the transfer agent for the tendering stockholder's benefit (or the benefit of the person indicated in the "Special Issuance Instructions" box of these Instructions to the Letter of Transmittal). Note that a new certificate for the remainder of the shares not tendered will not be sent to the person(s) signing the Letter of Transmittal (nor to anyone otherwise indicated in the "Special Issuance Instructions" box of these Instructions to the Letter of Transmittal). All shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Any stockholder whose untendered shares are returned by book-entry credit has the right to request GM's transfer agent to deliver to them physical stock certificates representing such shares. To obtain a physical certificate for such shares, you should follow the instructions that will be set forth in a statement that will be mailed to you after the Exchange Offer.

   THE ENTIRE NUMBER OF SHARES OF $1 2/3 PAR VALUE COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

 Withdrawal of Tenders

   Any tendering holder of shares of $1 2/3 par value common stock may withdraw the tender at any time prior to the Expiration Date, and may also withdraw such tender after the expiration of 40 business days from the commencement of the Exchange Offer, unless theretofore accepted by GM for exchange as provided in the Offering Circular-Prospectus.

   To be effective, a written transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on the Letter of Transmittal and must comply with the requirements set forth in the Offering Circular-Prospectus at "The Exchange Offer--Withdrawal Rights." Withdrawals may not be rescinded, and shares of $1 2/3 par value common stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, withdrawn shares of $1 2/3 par value common stock may be retendered by again by following the procedures described in the Offering Circular-Prospectus at "The Exchange Offer--Procedures for Tendering Shares of $1 2/3 Par Value Common Stock."

   If you withdraw your tender of any shares of $1 2/3 par value common stock from the exchange offer, the withdrawn shares of $1 2/3 par value common stock will be returned to you by book-entry transfer. If you tendered all of the shares of $1 2/3 par value common stock that you held in GM's Dividend and Cash Investment Plan and you withdraw such tender, you will need to specifically instruct GM's transfer agent if you wish to hold such withdrawn shares in GM's Dividend and Cash Investment Plan.

   Instruction III: Signatures on the Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures

 Signatures by Registered Holders

   If the Letter of Transmittal is signed by the registered holder(s) of the shares of $1 2/3 par value common stock tendered thereby, the signature(s) on the front of the Letter of Transmittal must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of $1 2/3 par value common stock without alteration, enlargement or any other change whatsoever.

  Joint Owners

   If any of the shares of $1 2/3 par value common stock tendered by the Letter of Transmittal are registered in the name of two or more joint owners, all such owners must sign on the front of the Letter of Transmittal.

  Tenders By Different Registered Holders

   If shares of $1 2/3 par value common stock to be tendered are registered in the names of different holders (for example, one certificate is registered in the name of "John Jones," one is registered in the name of "John J. Jones" and one is registered in the name of John Jones, as Trustee), it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

   If the Letter of Transmittal is signed by the registered holder(s) of the shares of $1 2/3 par value common stock tendered thereby, no endorsements of certificates or separate stock powers are required, unless shares of Class H common stock are to be issued, or any untendered shares of $1 2/3 par value common stock or any shares of $1 2/3 par value common stock not accepted for exchange are to be registered, in the name of a person other than the registered holder(s). In those cases, the stock certificate(s) evidencing the shares of $1 2/3 par value common stock tendered thereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

 Signatures by Persons Other than Registered Holders

   If the Letter of Transmittal is signed by a person (who is not acting in a fiduciary or representative capacity) other than the registered holder(s) of the shares of $1 2/3 par value common stock tendered thereby, the certificate(s) representing such shares of $1 2/3 par value common stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

   All signatures on the Letter of Transmittal must be medallion guaranteed by an Eligible Institution unless the shares of $1 2/3 par value common stock are tendered:

      (1) by a registered holder of such shares of $1 2/3 par value common stock (which term, for purposes of these Instructions to the Letter of Transmittal, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of $1 2/3 par value common stock) who has not completed the box entitled "Special Issuance Instructions" on page 12 of these Instructions to the Letter of Transmittal; or

      (2) for the account of an Eligible Institution.

  Fiduciaries and Other Representatives

   If the Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate and should set forth their full title when signing, and proper evidence satisfactory to GM, which is current as of a date within 180 days prior to the date that the Letter of Transmittal is delivered to the exchange agent, of their authority to so act must be submitted with the Letter of Transmittal.

   Instruction IV: Special Issuance and Delivery Instructions

   Tendering holders should indicate in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" set forth on pages 12 and 14 of these Instructions to the Letter of Transmittal, as applicable, as described below:

      (1) Indicate in "Special Issuance Instructions" the name in which shares of Class H common stock issued in the exchange offer and/or shares of $1 2/3 par value common stock not tendered or accepted by GM for exchange are to be credited, or cash received instead of fractional shares of Class H common stock is to be made payable to, if different from the name of the person signing the Letter of Transmittal; and

      (2) Indicate in "Special Delivery Instructions" the address to which cash received instead of fractional shares of Class H common stock is to be sent if different from the address of the person signing the Letter of Transmittal.

In the case of issuance of $1 2/3 par value common stock, Class H common stock or cash instead of fractional shares of Class H common stock in a different name, the employer identification or social security number of the person named must also be indicated and the Substitute Form W-9 set forth on page 13 of these Instructions to the Letter of Transmittal must be completed for the new owner.

   Instruction V: Stock Transfer Taxes

   GM will not be responsible for any stock transfer taxes payable on the transfer to it of shares of $1 2/3 par value common stock pursuant to the Exchange Offer or the transfer to tendering stockholders of shares of Class H common stock pursuant to the Exchange Offer.

   Instruction VI: Mutilated, Lost, Stolen or Destroyed Stock Certificates

   If any certificate representing shares of $1 2/3 par value common stock has been mutilated, destroyed, lost or stolen and you wish to tender all or some of your shares of $1 2/3 par value common stock in the Exchange Offer, you must

  . complete Box A of the Letter of Transmittal to determine the surety bond amount;

  . make out a check payable to SAFECO Surety Company for the calculated amount (which must not be less than the $20.00 minimum surety bond amount); and

  . enclose the check with the Letter of Transmittal.

   Instruction VII: Odd-Lots

   As described in the Offering Circular-Prospectus, if the Exchange Offer is over-subscribed and fewer than all shares of $1 2/3 par value common stock tendered on or prior to the Expiration Date are to be exchanged by GM, the shares of $1 2/3 par value common stock exchanged first will consist of all shares of $1 2/3 par value common stock validly tendered by any stockholder who owned beneficially and of record an aggregate of less than 100 shares of $1 2/3 par value common stock and who validly tendered all of such shares of $1 2/3 par value common stock. If the Exchange Offer is completed, all odd-lot shares of $1 2/3 par value common stock will be accepted by GM for exchange and will not be subject to proration (except as provided below).

   Shares of $1 2/3 par value common stock held in a GM or GM affiliated company savings plan are not eligible for this preferential treatment. Stockholders whose odd-lot shares are held by a broker for their account are requested to contact the broker directly to request this preferential treatment.

   Instruction VIII: Solicited Tenders

   GM will pay a solicitation fee of $0.75 per share, up to a maximum of 1,000 shares per tendering stockholder, for each share of $1 2/3 par value common stock validly tendered and accepted by GM for exchange pursuant to the Exchange Offer, covered by the Letter of Transmittal which designates, in Box E of the Letter of Transmittal entitled "Designation of Broker" as having solicited and obtained the tender, the name of:

      (1) any broker or dealer in securities which is a member of any national securities exchange in the United States or of the National Association of Securities Dealers, Inc.; or

      (2) any bank or trust company located in the United States (each, a "soliciting dealer"),

except that no solicitation fee shall be payable in connection with a tender of $1 2/3 par value common stock by a stockholder (a) tendering more than 10,000 shares of $1 2/3 par value common stock or (b) tendering from a country outside of the United States.

   In addition, Soliciting Dealers are not entitled to a fee with respect to shares of $1 2/3 par value common stock beneficially owned by such soliciting dealer or with respect to any shares that are registered in the name of a soliciting dealer unless such shares are held by such soliciting dealer as nominee and are tendered for the benefit of beneficial holders identified in the Letter of Transmittal. No such fee shall be payable to a soliciting dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering stockholder (other than itself). No broker, dealer, bank, trust company or fiduciary shall, by reason of its solicitation of tenders in the Exchange Offer, be deemed to be the agent of GM, Hughes, the Exchange Agent, the Information Agent, the Marketing Manager or the Dealer Manager in connection with the Exchange Offer.

   In order for a Soliciting Dealer to receive a solicitation fee with respect to shares of $1 2/3 par value common stock tendered pursuant to a Letter of Transmittal, the Exchange Agent must have received a properly completed and duly executed Letter of Transmittal (including a completed Box E of the Letter of Transmittal entitled "Designation of Broker") by three New York Stock Exchange trading days after the Expiration Date.

   The acceptance of compensation by the soliciting dealer listed in Box E of the Letter of Transmittal entitled "Designation of Broker" will constitute a representation by such soliciting dealer that:

      (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation;

      (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular-Prospectus, the Letter of Transmittal and these Instructions to the Letter of Transmittal;

      (3) in soliciting tenders of shares of $1 2/3 par value common stock, it has used no soliciting materials other than those furnished by GM; and

      (4) it has complied with all instructions in the letter from GM to brokers, securities dealers, commercial banks, trust companies and other nominees.

   Instruction IX: Important Tax Information; Substitute Form W-9

   U.S. federal income tax law requires that a holder whose tendered shares of $1 2/3 par value common stock are accepted for exchange must provide the Exchange Agent (as payer) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number and make certain certifications as to such number in the Letter of Transmittal. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS").

   Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status.

   To prevent backup withholding, each tendering stockholder must verify his or her TIN set forth in Item O 5 of the Letter of Transmittal (or provide a corrected TIN in Item O 5 of the Letter of Transmittal), certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that:

      (1) the holder is exempt from backup withholding;

      (2) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends; or

      (3) the IRS has notified the holder that he or she is no longer subject to backup withholding.

   In addition, if you have completed the box entitled "Special Issuance Instructions" on page 14 of these Instructions to the Letter of Transmittal and are requesting that $1 2/3 par value common stock, Class H common stock or cash instead of fractional shares of Class H common stock be issued or paid, as applicable, in a different name than that of the tendering stockholder, the Substitute Form W-9 on page 13 of these Instructions to the Letter of Transmittal must be completed by the person to whom such shares and/or cash is to be issued or paid.

   In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the certificate(s) representing shares of $1 2/3 par value common stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions of applying for a TIN and complete the Certification of Payee Awaiting Taxpayer Identification Number in Box B of the Letter of Transmittal in order to avoid backup withholding. Whether or not there is a check in the box indicating that you have applied for and are awaiting receipt of your taxpayer identification number and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Holders of shares of $1 2/3 par value common stock who acquired their shares at different times may have different tax bases in their shares of $1 2/3 par value common stock, and should consult with their tax advisors as to the possibility of identifying the specific shares of $1 2/3 par value common stock surrendered in the Exchange Offer in order to establish the basis of the shares of Class H common stock issued in exchange for shares of $1 2/3 par value common stock surrendered.

   Instruction X: Waiver of Conditions

   GM reserves the absolute right to amend or waive any of the specified conditions to the Exchange Offer in the case of any shares of $1 2/3 par value common stock tendered.

   Instruction XI: Requests for Assistance or Additional Copies

   If you have questions relating to the procedure for tendering, or requests for additional copies of the Offering Circular-Prospectus, the Letter of Transmittal, these Instructions to the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, you should contact Morrow & Co., Inc. at the address and telephone numbers indicated below.

               The Information Agent for the Exchange Offer is:

                              Morrow & Co., Inc.
                                445 Park Avenue
                                   5th Floor
                              New York, NY 10022

           (877) 816-5329 (Toll-Free) for calls in the United States

         (212) 754-8000 (Collect) for calls outside the United States

              SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS

SPECIAL ISSUANCE INSTRUCTIONS--Complete this box and return this page and the following page with your Letter of Transmittal ONLY if:

  . you want shares of Class H common stock issued in the exchange offer credited in the name of someone other than you;

  . you want shares of $1 2/3 par value common stock that are tendered but not accepted by GM for exchange to be credited in the name of someone other than you; and/or

  . you want cash received instead of fractional shares of Class H common stock payable to someone other than you.

Note: If this box is completed, the signature on your Letter of Transmittal must be guaranteed by an Eligible Institution. If this box is not properly completed and returned with your Letter of Transmittal, shares of Class H common stock and/or shares of $1 2/3 par value common stock will be credited to, and/or cash will be paid to, the person(s) signing the Letter of Transmittal.


                         SPECIAL ISSUANCE INSTRUCTIONS
                         (See Instructions III And IV)

    To be completed ONLY if shares of Class H common stock and/or shares of $1 2/3 par value common stock tendered but not accepted by GM for exchange, if any, are to be CREDITED in the name of and/or cash received instead of fractional shares is to be payable to someone other than the person signing the Letter of Transmittal.

-------------------------------------------------------------------------------

                                          Name(s) (Please Print):

 Issue:

                                          -----------------------------------

 check appropriate box(es):

                                          -----------------------------------

 [_] all of the following to:

 [_] Class H common stock to:

                                          Address: __________________________

 [_] $1 2/3 par value common stock to:

                                          -----------------------------------
 [_] cash instead of fractional                                      Zip Code
 shares of Class H common stock to:

                                          -----------------------------------


                                             Social Security No. or Employer
                                                   Identification No.

                                          (Also Complete and return Substitute
                                           Form W-9 on the following pages for
                                                 above listed Person(s))

   The Substitute Form W-9 below must ONLY be completed in the case of issuance of $1 2/3 par value common stock, Class H common stock or cash instead of fractional shares of Class H common stock in a different name. For more information, see Instruction IV, Instruction IX and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

 Payer's Name: Fleet National Bank
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
-------------------------------------------------------------------------------
 SUBSTITUTE                  PLEASE PROVIDE YOUR
 Form W-9                    TAXPAYER IDENTIFICATION
 Department of the           NUMBER IN THE BOX AT      Social Security Number
 Treasury                    RIGHT AND CERTIFY BY                or
 Internal Revenue            SIGNING AND DATING BELOW    //
 Service                                                ----------------------
                                                              Employer
                                                        Identification Number

 Payer's Request for Taxpayer
 Identification Number and  ---------------------------------------------------
 Certification for Payees
 exempt from backup
 withholding. (See
 guidelines for
 certification of Taxpayer
 Identification Number on
 Substitute Form W-9)

                             Please check the box at right if you have applied for and are awaiting receipt of your taxpayer identification number. [_]



 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification Number to be issued to me) and
 (2) I am not subject to backup withholding either because I am exempt from backup withholding or I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 PRINT YOUR NAME: __________________________________________________________
 ADDRESS: __________________________________________________________________
 SIGNATURE: _________________________________
                                                DATE: _______________________


IF YOU CHECKED THE BOX ABOVE ON THE SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER


   I certify under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE: __________________________________________________________________

 DATE: _______________________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS--Complete this box and return this page with your Letter of Transmittal ONLY if you want payment of cash received instead of fractional shares of Class H common stock to be mailed to an address other than the one printed on the front of the Letter of Transmittal or in the box entitled "Special Issuance Instructions."


                         SPECIAL DELIVERY INSTRUCTIONS
                             (See Instruction IV)

    To be completed ONLY if the payment of cash received instead of fractional shares of Class H common stock is to be MAILED to an address other than that printed on the front of the Letter of Transmittal or in the box entitled "Special Issuance Instructions" above, as applicable.

-------------------------------------------------------------------------------

 [_] Mail cash instead of                 Name(s) (Please Print):____________
 fractional shares of Class H
 common stock to:                         ___________________________________

                                          Address: __________________________

                                          ___________________________________
                                                                       Zip
                                                                       Code

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                The Information Agent for the Exchange Offer is:

                               Morrow & Co., Inc.
                                445 Park Avenue
                                   5th Floor
                               New York, NY 10022

           (877) 816-5329 (Toll-Free) for calls in the United States

          (212) 754-8000 (Collect) for calls outside the United States